SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 15, 2006
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1     Earnings Press Release and Furnished Financial Tables

Exhibit 99.2     Filed GAAP Quarterly Financial Statements

Item 2.02	Results of Operations and Financial Condition

On August 16, 2006, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended July 31, 2006 entitled “HP Reports Third Quarter 2006 Results.” The text of this press release, with the related non-GAAP consolidated condensed financial information, the consolidated condensed statements of cash flows and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with its press release announcing its earnings for its fiscal quarter ended July 31, 2006, HP also provided its GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended July 31, 2006 filed herewith as Exhibit 99.2. Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act, and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for this quarter, fiscal year-to-date, and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net income, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Item 8.01	Other Events

The board of directors of HP has authorized an additional $6.0 billion for future repurchases of its outstanding shares of common stock. HP intends to use the additional authorization to repurchase its shares from time to time to offset the dilution created by shares issued under employee benefit plans and to repurchase shares opportunistically as a means of returning cash to its stockholders. During its fiscal quarter ended July 31, 2006, HP repurchased approximately $2.7 billion worth of its shares, including $431 million under an existing prepaid variable share repurchase program. As of July 31, 2006, HP had $645 million of repurchase authorization remaining under the $4.0 billion repurchase authorization approved in February 2006.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended July 31, 2006, entitled “HP Reports Third Quarter 2006 Results,” with the related non-GAAP consolidated condensed financial information, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended July 31, 2006 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 16, 2006	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Text of HP’s press release relating to its fiscal quarter ended July 31, 2006, entitled “HP Reports Third Quarter 2006 Results,” with the related non-GAAP consolidated condensed financial information, the consolidated condensed statements of cash flows and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, consolidated condensed balance sheets and segment information for the fiscal quarter ended July 31, 2006 (filed herewith).